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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): MARCH 1, 2004

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                                  CATUITY INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                        000-30045                      38-3518829
(State or other jurisdiction      (Commission File Number)              (IRS Employer
      of incorporation)                                              Identification No.)


   2711 E. JEFFERSON AVE.
   DETROIT, MICHIGAN 48207                                              (313)-567-4348
    (Address of principal                                      (Registrant's telephone number,
     executive offices)                                             including area code)

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                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)




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ITEM 5.  OTHER EVENTS

Catuity has been informed by Target Corporation that the retailer intends to phase out its use of smart chip technology over the next 12 months. A copy of the press release issued by Catuity on February 29, 2004 is attached as Exhibit
I to this Form 8-K.







                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CATUITY INC.
                                    (Registrant)


                           By   /s/ John H. Lowry
                             ---------------------------------------------
                                    John H. Lowry
                                    Senior Vice President,
                                    Chief Financial Officer & Secretary


Date:  March 1, 2004



                                       1


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                                 EXHIBIT INDEX


Exhibit No.            Exhibit Description
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   I                   Press Release